                                                           EXHIBIT 10.56



================================================================================

                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT

                            Dated as of July __, 1997

                                      Among

                             AMERICAN SKIING COMPANY
                         SUNDAY RIVER SKIWAY CORPORATION
                                SUNDAY RIVER LTD.
                               PERFECT TURN, INC.
                        SUNDAY RIVER TRANSPORTATION INC.
                                LBO HOLDING, INC.
                                 CRANMORE, INC.
                         SUGARBUSH RESORT HOLDINGS INC.
                            SUGARBUSH LEASING COMPANY
                           SUGARBUSH RESTAURANTS, INC.
                       MOUNTAIN WASTEWATER TREATMENT, INC.
                                   S-K-I LTD.
                                KILLINGTON, LTD.
                                 MOUNT SNOW LTD.
                         WATERVILLE VALLEY SKI AREA LTD.
                        PICO SKI AREA MANAGEMENT COMPANY
                         RESORTS SOFTWARE SERVICES, INC.
                          KILLINGTON RESTAURANTS, INC.
                            RESORT TECHNOLOGIES, INC.
                             DOVER RESTAURANTS, INC.
                           DEERFIELD OPERATING COMPANY
                         SUGARLOAF MOUNTAIN CORPORATION
                                  MOUNTAINSIDE
                                    SUGARTECH
                                  the Borrowers

                                       and

                               FLEET NATIONAL BANK
                                BANKBOSTON, N.A.
                          KEYBANK NATIONAL ASSOCIATION
                                    the Banks

                                       and

                          FLEET NATIONAL BANK, AS AGENT
                                    the Agent

================================================================================

                       THIRD AMENDMENT TO CREDIT AGREEMENT

      This THIRD AMENDMENT TO CREDIT AGREEMENT is entered into as of July __, 1997 by and among AMERICAN SKIING COMPANY, SUNDAY RIVER SKIWAY CORPORATION, SUNDAY RIVER LTD., PERFECT TURN, INC., SUNDAY RIVER TRANSPORTATION INC., LBO HOLDING, INC., CRANMORE, INC., SUGARBUSH RESORT HOLDINGS INC., SUGARBUSH LEASING COMPANY, SUGARBUSH RESTAURANTS, INC., MOUNTAIN WASTEWATER TREATMENT, INC., S-K-I LTD., KILLINGTON, LTD., MOUNT SNOW LTD., WATERVILLE VALLEY SKI AREA LTD., PICO SKI AREA MANAGEMENT COMPANY, RESORTS SOFTWARE SERVICES, INC., KILLINGTON RESTAURANTS, INC., RESORT TECHNOLOGIES, INC., DOVER RESTAURANTS, INC., DEERFIELD OPERATING COMPANY, SUGARLOAF MOUNTAIN CORPORATION, MOUNTAINSIDE and SUGARTECH (each a "Borrower" and collectively the "Borrowers"), FLEET NATIONAL BANK, BANKBOSTON, N.A. (f/k/a The First National Bank of Boston) and KEYBANK NATIONAL ASSOCIATION (f/k/a KeyBank of Maine) as the Banks parties to the Credit Agreement referred to below (the "Lenders"), and FLEET NATIONAL BANK, as Agent (the "Agent") under the Credit Agreement referred to below.

                                    Recitals

      The Borrowers, the Lenders and the Agent are parties to a Credit Agreement dated as of June 28, 1996 (as previously amended, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. Leslie B. Otten desires to transfer the stock of American Ski owned by him to a newly formed holding company, ASC Holdings, Inc., a Maine corporation. Such transfer is not permitted under the Credit Agreement, and the Borrowers desire to amend the Credit Agreement to permit such transfer. The Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, the Borrowers, the Lenders and the Agent hereby agree as follows:

      Section 1. Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding new definitions of "Holdings" and "Holdings Securities Purchase Agreement", as follows:

            "Holdings" shall mean ASC Holdings, Inc., a Maine corporation.

            "Holdings Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated as of July 2, 1997 relating to Holdings' Series A Exchangeable Preferred Stock and 14% Senior Exchangeable Notes Due 2000.

      Section 2.  Amendment of Article 5.

            (a) Article 5 of the Credit Agreement is hereby amended by deleting
      Section 5.11 thereof in its entirety and substituting therefor the following:

                  Section 5.11 Stock. There are presently issued by Holdings, the Borrowers and their Subsidiaries and outstanding the shares of capital stock indicated on Schedule 5.4(a). Holdings, the Borrowers and their Subsidiaries have received the consideration for which such stock was authorized to be issued and have otherwise complied with all legal requirements relating to the authorization and issuance of shares of stock and all such shares are validly issued, fully paid and non-assessable. Holdings, the Borrowers and their subsidiaries have no other capital stock of any class outstanding.

            (b) Article 5 of the Credit Agreement is hereby further amended by deleting Schedule 5.4 thereof in its entirety and substituting therefor the Schedule 5.4 attached hereto.

      Section 3.  Amendment of Article 10.

      (a) Article 10 of the Credit Agreement is hereby amended by deleting clauses (i) and (j) thereof and substituting therefor the following:

                  (i) At any time that none of the stock of Holdings or of any
            Borrower is publicly traded, (i) Holdings shall cease to own of record and beneficially at least 96% of the issued and outstanding stock of American Ski, on a fully diluted basis, or (ii) Leslie B. Otten, his spouse and children, and trusts established for his or their benefit (collectively the "Otten Shareholders") shall cease to own of record and beneficially at least 65% of the issued and outstanding capital stock of Holdings, on a fully diluted basis.

                  (j) At any time at any of the stock of Holdings or any
            Borrower is traded publicly, any person or group of persons within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, other than the Otten Shareholders, shall own of record or beneficially more than 35% of the issued and outstanding capital stock of Holdings.

      (b) Article 10 of the Credit Agreement is hereby further amended by adding a new subclause (s) as follows:

                  (s) After July 2, 1997, Holdings shall incur any Indebtedness for borrowed money or shall issue any preferred stock, in either case on terms and conditions which impose any limitations or restrictions applicable to any Borrower, directly or indirectly, which are more onerous than the terms and conditions to which such Borrower is subject under the Lender Agreements.

      Section 4. Representations and Warranties; No Default. The Borrowers hereby confirm to the Agent and the Lenders the representations and warranties of the Borrowers set forth in Article 5 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. The Borrowers hereby further represent and warrant that the execution and delivery by Holdings of the Holdings Securities Purchase Agreement does not constitute a Default under the Subordinated Notes Indentures. The Borrowers hereby certify that, after giving effect to this Third Amendment to Credit Agreement and the Holdings Securities Purchase Agreement, no Default exists under the Credit Agreement.

      Section 5. Miscellaneous. The Borrowers agree, jointly and severally, to pay on demand all the Agent's reasonable expenses in preparing, executing and delivering this Third Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP. This Third Amendment to Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have caused this Third Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                             AMERICAN SKIING COMPANY


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its Senior Vice President ("SVP")

                             SUNDAY RIVER SKIWAY CORPORATION


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             SUNDAY RIVER LTD.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             PERFECT TURN, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             SUNDAY RIVER TRANSPORTATION INC.
                             LBO HOLDING, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             CRANMORE, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             SUGARBUSH RESORT HOLDINGS INC.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             SUGARBUSH LEASING COMPANY


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             SUGARBUSH RESTAURANTS, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             MOUNTAIN WASTEWATER TREATMENT,
                             INC.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             S-K-I LTD.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             KILLINGTON, LTD.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             MOUNT SNOW LTD.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             WATERVILLE VALLEY SKI AREA LTD.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             PICO SKI AREA MANAGEMENT COMPANY


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             RESORTS SOFTWARE SERVICES, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             KILLINGTON RESTAURANTS, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             RESORT TECHNOLOGIES, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             DOVER RESTAURANTS, INC.


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             DEERFIELD OPERATING COMPANY


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             SUGARLOAF MOUNTAIN CORPORATION


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             MOUNTAINSIDE


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             SUGARTECH


                             By: /s/ [Illegible]
                                 ---------------------------------
                                 Its SVP

                             FLEET NATIONAL BANK


                             By: /s/ Richard A. Meringolo
                                 -----------------------------------
                                 Name: Richard A. Meringolo
                                 Title: Senior Vice President

                             BANKBOSTON, N.A.

                             By:
                                 -----------------------------------
                                 Name:  Matthew A. Ross
                                 Title:  Vice President

                             KEYBANK NATIONAL ASSOCIATION


                             By:
                                 -----------------------------------
                                 Name: Stephen P. Lubelczyk
                                 Title: Senior Vice President

                             FLEET NATIONAL BANK, AS AGENT


                             By: /s/ Richard A. Meringolo
                                 -----------------------------------
                                 Name: Richard A. Meringolo
                                 Title: Senior Vice President

                             FLEET NATIONAL BANK


                             By:
                                 -----------------------------------
                                 Name: Richard A. Meringolo
                                 Title: Senior Vice President

                             BANKBOSTON, N.A.

                             By: /s/ [Illegible]
                                 -----------------------------------
                                 Name:  [Illegible]
                                 Title:  Director

                             KEYBANK NATIONAL ASSOCIATION


                             By:
                                 -----------------------------------
                                 Name: Stephen P. Lubelczyk
                                 Title: Senior Vice President

                             FLEET NATIONAL BANK, AS AGENT


                             By:
                                 -----------------------------------
                                 Name: Richard A. Meringolo
                                 Title: Senior Vice President

                             FLEET NATIONAL BANK


                             By:
                                 -----------------------------------
                                 Name: Richard A. Meringolo
                                 Title: Senior Vice President

                             BANKBOSTON, N.A.

                             By:
                                 -----------------------------------
                                 Name:  Matthew A. Ross
                                 Title:  Vice President

                             KEYBANK NATIONAL ASSOCIATION


                             By: /s/ Stephen P. Lubelczyk
                                 -----------------------------------
                                 Name: Stephen P. Lubelczyk
                                 Title: Senior Vice President

                             FLEET NATIONAL BANK, AS AGENT


                             By:
                                 -----------------------------------
                                 Name: Richard A. Meringolo
                                 Title: Senior Vice President


                                      7